Exhibit 99.1

722 Columbia Avenue

Franklin, Tennessee 37064

For Immediate Release

Contact: Aimee Punessen, (615) 236-8329

aimee.punessen@franklinsynergy.com

Franklin Synergy Bank Announces Agreement to Acquire Civic Bank & Trust

Expands Franklin Synergy Bank’s franchise to the Nashville market

Transaction expected to be immediately accretive to tangible book value and EPS in first year

Franklin, Tenn., December 14, 2015 – Franklin Financial Network, Inc., (NYSE:FSB) the parent company of Franklin Synergy Bank, announced today the signing of a definitive agreement to acquire Nashville-based Civic Bank & Trust (Civic). This combination will expand Franklin Synergy Bank’s presence to the Nashville market and strengthen its overall Middle Tennessee footprint.

The transaction values Civic at approximately $29.7 million. Franklin Synergy Bank estimates immediate accretion to its tangible book value per share as well as its capital ratios. The transaction is expected to be accretive to operating EPS immediately. In the transaction, holders of Civic common stock will receive shares of Franklin Financial Network, Inc. common stock. Upon closing, Franklin Financial Network, Inc. shareholders will own approximately 91% of the combined company; Civic shareholders will own approximately 9%.

Based on financial results as of September 30, 2015, the combined company would have total assets of $2.1 billion, $1.8 billion in total deposits and $1.2 billion in total loans, with an expanded footprint of 13 offices in the three demographically attractive markets of Davidson, Williamson and Rutherford counties.

“This acquisition is consistent with Franklin Synergy’s growth strategy in contiguous markets with long-term growth potential” said Richard E. Herrington, Chairman and Chief Executive Officer of Franklin Synergy Bank. “The benefits to Franklin Synergy Bank include entrée into the Davidson County/Nashville banking markets, as well as a home base for our healthcare banking team, led by Tim Fouts.”

Sarah Meyerrose, President and CEO of Civic will join the executive management team of Franklin Synergy Bank. Additionally, Anil Patel, M.D., Chairman of Civic Bank & Trust will join the boards of Franklin Financial Network, Inc. and Franklin Synergy Bank, expanding the total number of directors to twelve.

The proposed acquisition has been approved by each company’s Board of Directors and is expected to close in the second quarter of 2016. Completion of the transaction is subject to the receipt of required regulatory approvals, the approval of Civic’s shareholders and satisfaction of customary closing conditions.

“We are very pleased to be joining forces with Franklin Synergy,” commented Sarah Meyerrose, President and CEO of Civic. “This opportunity is the right fit for us as our bank cultures are very similar. In addition, we share a dedication to exceptional customer service as well as a mission to enhance shareholder value.”

Franklin Financial Network, Inc. was advised by the investment banking firm of Raymond James & Associates, Inc., and the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC. Civic Bank & Trust was advised by Professional Bank Services, Inc., Stephens, Inc., and the law firm of Butler Snow, LLP.

About Franklin Financial Network, Inc and Franklin Synergy Bank

Founded in November 2007, Franklin Synergy Bank has six offices in Williamson County and five offices in Rutherford County. The bank provides deposit and loan products, treasury management, wealth management, trust and financial planning services for consumers and businesses.

The bank’s loans surpassed $1 billion in July 2015, and assets surpassed $2 billion in September 2015. Recent FDIC data shows that Franklin Synergy Bank is the deposit share market leader in Williamson County as well as the city of Franklin, Tennessee. In Rutherford County and the city of Murfreesboro, Tennessee, the bank ranks sixth in deposit market share.

In March 2015, Franklin Financial Network, Inc., the bank’s parent company completed an initial public offering. The stock trades on the New York Stock Exchange under the ticker symbol “FSB”. Additional information about Franklin Synergy Bank is available at the bank’s website: www.franklinsynergybank.com.

About Civic Bank & Trust

Founded in 2005, Civic Bank & Trust has one office in Davidson County and one office in Williamson County. The bank provides deposit and loan products and treasury management for businesses and consumers.

As of September 30, 2015, Civic Bank & Trust had total assets of $141.1 million, total loans of $80.2 million and total deposits of $105.2 million. Additional information about Civic Bank & Trust is available at the bank’s website: www.civicbanktn.com.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Franklin Financial Network, Inc. (“FFN”), intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Civic and that also will constitute a prospectus of FFN. FFN may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which FFN may file with the SEC. INVESTORS AND SECURITY HOLDERS OF FFN AND CIVIC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT

ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by FFN through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Franklin Synergy Bank or Civic at the following:

Franklin Synergy Bank	Civic Bank & Trust
722 Columbia Avenue	3325 West End Avenue
Franklin, TN 37064	Nashville, TN 37203
Attention: Investor Relations	Attention: Investor Relations
(615) 236-8329	(615) 515-8000

Participants in the Solicitation

FFN, Franklin Synergy Bank and Civic, and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement-prospectus relating to the merger. Information concerning the directors and executive officers of FFN and Franklin Synergy Bank, including their ownership of FFN common stock, is set forth in FFN’s annual report on Form 10-K previously filed with the SEC on March 11, 2015. Shareholders may obtain additional information regarding interests of such participants by reading the registration statement and the proxy statement-prospectus when they become available.

Safe Harbor for Forward-Looking Statements

This communication contains forward-looking statements. Such statements include, but are not limited to, predictions of future financial or business performance or conditions relating to FFN and Civic. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “would,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein.

These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of Franklin Synergy Bank and Civic to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) the risk that disruptions from the proposed transaction will harm Franklin Synergy Bank’s or Civic’s business, including current plans and operations, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger and (v) uncertainty as to the long-term value of FFN common stock. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that is expected to be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Franklin Synergy Bank’s or Civic’s consolidated financial condition, results of operations, credit rating or liquidity. Forward-looking statements speak only as of the date they are made. Neither Franklin Synergy Bank nor Civic assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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